UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10431

InvestEd Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Jennifer K. Dulski

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (913) 236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.     REPORTS TO STOCKHOLDERS.

INVESTED 529 PLAN	Annual Report DECEMBER 31, 2019

Ticker

InvestEd Aggressive Portfolio	WAGPX

InvestEd Growth Portfolio	WAGRX

InvestEd Balanced Portfolio	WBLAX

InvestEd Conservative Portfolio	WICAX

InvestEd Income Portfolio	WICPX

InvestEd Fixed Income Portfolio	WFXPX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

CONTENTS	INVESTED PORTFOLIOS

This report is submitted for the general information of the shareholders of InvestEd Portfolios. It is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by a current InvestEd Portfolios prospectus along with the InvestEd Program Overview and Ivy InvestEd 529 Plan Account Application.

Non-residents of Arizona or taxpayers of states other than Arizona should consider participating in the 529 plan(s) available in their state of residence; as such plan(s) may offer more favorable state income tax or other benefits than those offered under the Ivy InvestEd 529 Plan. Please consult your CPA or other tax advisor regarding your personal tax situation.

2

PRESIDENT’S LETTER	INVESTED PORTFOLIOS

DECEMBER 31, 2019 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Following a sharp correction to end 2018, equity markets roared back during the fiscal year. The S&P 500 Index advanced more than 30% in 2019, and every sector posted gains. The rally had a pro-cyclical component, as information technology and communication services delivered the strongest sector returns, while energy and health care were the laggards.

The U.S. economy slowed in 2019, but remains in the longest economic expansion in U.S. history despite signs of global weakening. Waning benefits from U.S. fiscal stimulus, elevated inventory levels, Brexit chaos, a stronger U.S. dollar and the lagged effects of tighter monetary policy in places like the U.S. and China coalesced to weaken the pace of global growth. We believe some of those headwinds are reversing and could provide some lift to global growth in 2020.

Uncertainty around trade and the weakening of the global economy pressured the U.S. Federal Reserve (Fed) to reverse its policy during 2019. After projecting two rate hikes at the start of the fiscal year, the Fed cut interest rates three times in 2019, bringing the federal funds rate target range to 1.50–1.75%. Overall, we expect the Fed to leave rates unchanged throughout 2020.

Markets cheered the significant progress made toward a “phase one” U.S.-China trade deal in December, though we believe U.S. trade policy remains a wildcard and poses a threat to the current expansion. The uncertainty about the future of global trade created a significant slowing in the eurozone. In addition, uncertainty about the U.K.’s potential exit from the European Union triggered a further reduction in business confidence. The European Central Bank (ECB) announced additional easing in September, pushing interest rates further into negative territory and introducing another round of quantitative easing via bond purchases. While we believe average GDP growth in 2020 will be similar to the estimated 1.2% average in 2019, we expect the pace of eurozone growth to improve throughout 2020 on the back of a better global economy and reduced risks around trade and Brexit.

Emerging markets felt the effects of weak global trade in 2019, which led to disappointing economic growth overall. Despite near-term concerns and likely volatility across the global equity market, we believe the long-term fundamentals in emerging markets will continue to offer opportunities.

Looking ahead, we believe equities face intensifying headwinds as the pace of global growth slows and trade turmoil lingers. As we examine the investment landscape, we continue to put greater emphasis on the fundamentals and quality of asset classes and sectors. We believe it is important to stay focused on the merits of individual market sectors, industries and companies when making investment decisions. Those fundamentals historically have tended to outweigh external factors such as government policies and regulations. While those can affect every business and every investor, we think the innovation and management skill within individual companies are the ultimate drivers of long-term stock prices.

Economic Snapshot

	12/31/2019	12/31/2018
S&P 500 Index	3,230.78	2,506.85
MSCI EAFE Index	2,036.94	1,719.88
10-Year Treasury Yield	1.92%	2.69%
U.S. unemployment rate	3.5%	3.9%
30-year fixed mortgage rate	3.74%	4.55%
Oil price per barrel	$61.14	$45.41

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the InvestEd Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2019	ANNUAL REPORT	3

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

DECEMBER 31, 2019 (UNAUDITED)

Chace Brundige

Aaron Young

W. Jeffery Surles

Below, Chace Brundige, CFA, W. Jeffery Surles, CFA and Aaron Young, portfolio managers of the InvestEd Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2019. Mr. Brundige, who has 26 years of industry experience, has managed the InvestEd Portfolios since June 2016. Mr. Young, who has 14 years of industry experience, has managed the Portfolios since October 2016. Mr. Surles, who has 18 years of industry experience, has managed the Portfolios since April 2018.

Fiscal Year Performance

For the 12 Months Ended December 31, 2019
InvestEd Aggressive Portfolio
Including Sales Charge	21.35%
Without Sales Charge	24.52%
10% Bloomberg Barclays U.S. Universal Index +
29% MSCI ACWI ex U.S.A. Index
+ 61% Russell 3000 Index	26.03%

InvestEd Growth Portfolio
Including Sales Charge	18.19%
Without Sales Charge	21.21%
6% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 19% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex U.S.A. Index
+ 51% Russell 3000 Index	22.93%

InvestEd Balanced Portfolio
Including Sales Charge	15.05%
Without Sales Charge	18.00%
9% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 31% Bloomberg Barclays U.S. Universal Index +
18% MSCI ACWI ex U.S.A. Index
+ 42% Russell 3000 Index	20.09%

InvestEd Conservative Portfolio
Including Sales Charge	11.08%
Without Sales Charge	13.92%
14% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 46% Bloomberg Barclays U.S. Universal Index +
11% MSCI ACWI ex U.S.A. Index
+ 29% Russell 3000 Index	16.19%

InvestEd Income Portfolio
Including Sales Charge	7.75%
Without Sales Charge	10.47%
31% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 44% Bloomberg Barclays U.S. Universal Index + 6% MSCI ACWI ex U.S.A. Index
+ 19% Russell 3000 Index	12.67%

InvestEd Fixed Income Portfolio
Including Sales Charge	1.74%
Without Sales Charge	4.39%
75% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index
+ 25% Bloomberg Barclays U.S. Universal Index	6.07%

Benchmark Performance
Bloomberg Barclays 1-5 Year U.S. Government/Credit Index (generally reflects the performance of securities representing the bond market with greater than one and less than five years until maturity)	5.01%
Bloomberg Barclays U.S. Universal Index (generally reflects the performance of USD-denominated, taxable bonds that are rated either investment grade or high-yield.)	9.29%

4	ANNUAL REPORT	2019

MSCI ACWI ex USA Index (generally reflects the performance of large- and mid-capitalization stocks across developed and emerging markets, excluding the U.S.)	21.51%
Russell 3000 Index (generally reflects the performance of large-capitalization U.S. stocks)	31.02%

For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Portfolio performance discussed below excludes applicable sales charge. Because each Portfolio typically invests in a variety of mutual funds that invest in multiple asset classes, we compare each Portfolio’s results to multiple benchmark indexes. The performance discussed below is at net asset value.

Year in review

After a volatile end to 2018, markets experienced very robust returns across asset classes in 2019. Some contributors to this risk-on environment were: easier monetary policy (The Federal Reserve [Fed] lowered its policy rate three times in 2019 and recently resumed expanding its balance sheet); relief in U.S.-China trade tensions with an announced phase 1 agreement and December tariff increases canceled; more stable exchange rates; persistently low inflation; less concern about Brexit; very strong labor markets; continuing strength in housing and consumption; and evidence that the global slowdown in manufacturing has passed without causing weakness in the services sectors.

The InvestEd Portfolios finished the fiscal year with robust, positive returns in 2019. The broad strength across asset classes was reflected by the portfolios’ benchmarks. The U.S. equity benchmark return exceeded 30% while the international equity benchmark return exceeded 23%. Fixed-income returns were also positive on the year as interest rates declined significantly across the yield curve. The shorter-term fixed income benchmark return was approximately 5% while the longer-term fixed income benchmark return exceeded 9% on the year. Although the InvestEd Portfolios experienced strong, positive returns on the year, on a relative basis, the Portfolios underperformed their blended benchmarks. The performance of the Portfolios reflects the mix of returns in the underlying funds during the quarter and their allocation weightings. There were two significant drivers of this relative underperformance. First, the Portfolios took less duration and credit risk than the benchmarks in fixed income securities in a very unusual environment where interest rates declined precipitously while credit spreads narrowed. Secondly, within equity, the most significant detractors were that value and income styles underperformed core benchmarks.

Changes to exposure

Throughout 2019, the Portfolios maintained allocation targets at the midpoint of their target ranges with respect to both Fixed Income and Equity asset classes. These targets are as follows: Aggressive: 90% equity, 10% fixed income; Growth: 75% equity, 25% fixed income; Balanced: 60% equity, 40% fixed income; Conservative: 40% equity, 60% fixed income; Income: 25% equity, 75% fixed income; Fixed Income: 0% equity, 100% fixed income. Within each asset class, the Portfolios undertook only minor changes in the underlying mix of funds during the period in order to manage exposures commensurate with the investment objectives of the portfolios.

Outlook

Evidence suggests that the state of the U.S. economy remains in good condition. Unemployment is quite low, wages are strong, inflation remains at moderate levels and consumer spending remains robust. The Fed has lowered its interest rate policy and has recently been expanding its balance sheet to alleviate risks in short-term funding markets. More adverse outcomes of U.S.-China trade negotiations and Brexit seem to have been avoided and leading economic indicators have generally stabilized or improved. In addition, corporate earnings are estimated to grow in the mid-single digits in 2020. The Fed has also indicated a willingness to maintain accommodative monetary policy until a “persistent” and “significant” increase in inflation is observed, likely alleviating upward pressure that might otherwise exist for the U.S. dollar. However, myriad risk factors remain. The global trade issue remains a risk to earnings, markets will face uncertainty discounting election outcomes and geopolitical risks abound.

Given this balanced outlook, the Portfolios are positioned with anticipated total risk exposures near benchmark levels. Equity allocations are approximately neutral with respect to geography, industry, and style such that the most significant driver of our relative equity returns should be our underlying active managers’ ability to add value through security selection.

The Portfolios remain allocated to slightly shorter-duration fixed income securities in an environment that could pose asymmetric risks for longer-dated fixed income instruments should inflationary pressures and therefore interest rates rise.

2019	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	INVESTED PORTFOLIOS

DECEMBER 31, 2019 (UNAUDITED)

Additionally, the Portfolios are allocated to higher-quality fixed income securities that may offer a diversification benefit to the equity allocation should markets experience a risk-off scenario.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolios’ prospectus.

The ability of a Portfolio to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, a Portfolio is subject to the same risks as those of the underlying funds it holds.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any of the InvestEd Portfolios.

6	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^	Blended Index is computed using a combination of 10% Bloomberg Barclays U.S. Universal Index + 29% MSCI ACWI ex U.S.A. Index + 61% Russell 3000 Index.

^^

Blended Index is computed using a combination of 6% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 19% Bloomberg Barclays U.S. Universal Index + 24% MSCI ACWI ex U.S.A. Index + 51% Russell 3000 Index.

See footnotes on page 10.

2019	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^^^

Blended Index is computed using a combination of 9% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 31% Bloomberg Barclays U.S. Universal Index + 18% MSCI ACWI ex U.S.A. Index + 42% Russell 3000 Index.

^^^^

Blended Index is computed using a combination of 14% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 46% Bloomberg Barclays U.S. Universal Index + 11% MSCI ACWI ex U.S.A. Index + 29% Russell 3000 Index.

See footnotes on page 10.

8	ANNUAL REPORT	2019

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

^^^^^

Blended Index is computed using a combination of 31% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 44% Bloomberg Barclays U.S. Universal Index + 6% MSCI ACWI ex U.S.A. Index + 19% Russell 3000 Index.

^^^^^^	Blended Index is computed using a combination of 75% Bloomberg Barclays 1-5 Year U.S. Government/Credit Index + 25% Bloomberg Barclays U.S. Universal Index.

See footnotes on page 10.

2019	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	INVESTED PORTFOLIOS

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	InvestEd Aggressive Portfolio	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio	InvestEd Income Portfolio	InvestEd Fixed Income Portfolio
1-year period ended 12-31-19	21.35%	18.19%	15.05%	11.08%	7.75%	1.74%
5-year period ended 12-31-19	—	6.94%	5.70%	3.73%	—	—
10-year period ended 12-31-19	—	8.57%	6.78%	4.83%	—	—
Since inception of Portfolio(3) through 12-31-19	7.79%	—	—	—	3.40%	1.06%

(2)

Data quoted is past performance and is based on a deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for each Portfolio’s most recent month-end performance. Shares carry a maximum front-end sales load of 2.50%.

(3)	9-18-17 InvestEd Aggressive Portfolio, 9-18-17 InvestEd Fixed Income Portfolio and 9-18-17 InvestEd Income Portfolio (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2019

ILLUSTRATION OF PORTFOLIO EXPENSES	INVESTED PORTFOLIOS

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Ivy Funds, your Portfolio will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in a Portfolio’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2019.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7. 5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. You should consider the additional fees that were charged to your Portfolio account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Portfolio	Beginning Account Value 6-30-19	Ending Account Value 12-31-19	Expenses Paid During Period*	Beginning Account Value 6-30-19	Ending Account Value 12-31-19	Expenses Paid During Period*
InvestEd Aggressive Portfolio	$1,000	$1,079.30	$1.35	$1,000	$1,023.95	$1.32	0.25%
InvestEd Growth Portfolio	$1,000	$1,068.40	$1.34	$1,000	$1,023.95	$1.32	0.25%
InvestEd Balanced Portfolio	$1,000	$1,057.10	$1.34	$1,000	$1,023.95	$1.32	0.25%
InvestEd Conservative Portfolio	$1,000	$1,043.00	$1.33	$1,000	$1,023.95	$1.32	0.25%
InvestEd Income Portfolio	$1,000	$1,031.70	$1.32	$1,000	$1,023.95	$1.32	0.25%
InvestEd Fixed Income Portfolio	$1,000	$1,011.50	$1.31	$1,000	$1,023.95	$1.32	0.25%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2019, and divided by 365.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads or exchange fees.

2019	ANNUAL REPORT	11

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2019 (UNAUDITED)

InvestEd Aggressive Portfolio – Asset Allocation

Ivy ProShares MSCI ACWI Index Fund, Class N	17.1%
Ivy International Core Equity Fund, Class N	12.9%
Ivy Large Cap Growth Fund, Class N	11.2%
Ivy Value Fund, Class N	10.9%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	9.6%
Ivy Mid Cap Growth Fund, Class N	7.0%
Ivy Emerging Markets Equity Fund, Class N	6.2%
Ivy Mid Cap Income Opportunities Fund, Class N	6.0%
Ivy Government Securities Fund, Class N	5.3%
Ivy Core Equity Fund, Class N	3.0%
Ivy Small Cap Growth Fund, Class N	2.5%
Ivy Limited-Term Bond Fund, Class N	2.4%
Ivy LaSalle Global Real Estate Fund, Class N	2.0%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1.3%
Ivy Securian Core Bond Fund, Class N	1.2%
Ivy High Income Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.5%
Ivy Global Bond Fund, Class N	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

See footnotes on page 14.

InvestEd Growth Portfolio – Asset Allocation

Ivy ProShares MSCI ACWI Index Fund, Class N	14.1%
Ivy Government Securities Fund, Class N	11.6%
Ivy International Core Equity Fund, Class N	10.5%
Ivy Large Cap Growth Fund, Class N	10.2%
Ivy Value Fund, Class N	10.0%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	8.7%
Ivy Limited-Term Bond Fund, Class N	8.7%
Ivy Emerging Markets Equity Fund, Class N	5.2%
Ivy Mid Cap Growth Fund, Class N	5.0%
Ivy Mid Cap Income Opportunities Fund, Class N	5.0%
Ivy Securian Core Bond Fund, Class N	2.0%
Ivy Core Equity Fund, Class N	2.0%
Ivy Small Cap Growth Fund, Class N	1.8%
Ivy LaSalle Global Real Estate Fund, Class N	1.5%
Ivy High Income Fund, Class N	1.3%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	1.0%
Ivy Global Bond Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.5%
Ivy Corporate Bond Fund, Class N	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

12	ANNUAL REPORT	2019

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2019 (UNAUDITED)

InvestEd Balanced Portfolio – Asset Allocation

Ivy Government Securities Fund, Class N	17.3%
Ivy Limited-Term Bond Fund, Class N	14.1%
Ivy ProShares MSCI ACWI Index Fund, Class N	11.2%
Ivy Large Cap Growth Fund, Class N	8.5%
Ivy Value Fund, Class N	8.3%
Ivy International Core Equity Fund, Class N	8.0%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	8.0%
Ivy Securian Core Bond Fund, Class N	4.4%
Ivy Emerging Markets Equity Fund, Class N	4.2%
Ivy Mid Cap Growth Fund, Class N	4.0%
Ivy Mid Cap Income Opportunities Fund, Class N	4.0%
Ivy High Income Fund, Class N	1.7%
Ivy Small Cap Growth Fund, Class N	1.3%
Ivy Core Equity Fund, Class N	1.3%
Ivy LaSalle Global Real Estate Fund, Class N	1.0%
Ivy Global Bond Fund, Class N	1.0%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.8%
Ivy Corporate Bond Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

See footnotes on page 14.

InvestEd Conservative Portfolio – Asset Allocation

Ivy Government Securities Fund, Class N	25.2%
Ivy Limited-Term Bond Fund, Class N	22.9%
Ivy ProShares MSCI ACWI Index Fund, Class N	6.9%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	6.5%
Ivy Securian Core Bond Fund, Class N	6.4%
Ivy Large Cap Growth Fund, Class N	6.2%
Ivy Value Fund, Class N	6.1%
Ivy International Core Equity Fund, Class N	4.8%
Ivy Emerging Markets Equity Fund, Class N	2.9%
Ivy High Income Fund, Class N	2.3%
Ivy Mid Cap Growth Fund, Class N	2.3%
Ivy Mid Cap Income Opportunities Fund, Class N	2.3%
Ivy Global Bond Fund, Class N	1.5%
Ivy LaSalle Global Real Estate Fund, Class N	0.8%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.8%
Ivy Corporate Bond Fund, Class N	0.7%
Ivy Small Cap Growth Fund, Class N	0.5%
Ivy Core Equity Fund, Class N	0.5%
Ivy Small Cap Core Fund, Class N	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

2019	ANNUAL REPORT	13

PORTFOLIO HIGHLIGHTS	INVESTED PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2019 (UNAUDITED)

InvestEd Income Portfolio – Asset Allocation

Ivy Limited-Term Bond Fund, Class N	36.1%
Ivy Government Securities Fund, Class N	26.6%
Ivy Securian Core Bond Fund, Class N	5.5%
Ivy ProShares MSCI ACWI Index Fund, Class N	5.1%
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	4.6%
Ivy Large Cap Growth Fund, Class N	4.4%
Ivy Value Fund, Class N	4.3%
Ivy Government Money Market Fund, Class N	2.5%
Ivy International Core Equity Fund, Class N	2.0%
Ivy High Income Fund, Class N	1.8%
Ivy Emerging Markets Equity Fund, Class N	1.6%
Ivy Global Bond Fund, Class N	1.2%
Ivy Mid Cap Growth Fund, Class N	1.0%
Ivy Mid Cap Income Opportunities Fund, Class N	1.0%
Ivy LaSalle Global Real Estate Fund, Class N	0.5%
Ivy Corporate Bond Fund, Class N	0.5%
Ivy Small Cap Growth Fund, Class N	0.3%
Ivy Small Cap Core Fund, Class N	0.3%
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	0.3%
Ivy Core Equity Fund, Class N	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.1%

InvestEd Fixed Income Portfolio – Asset Allocation

Ivy Limited-Term Bond Fund, Class N	74.8%
Ivy Government Money Market Fund, Class N	10.2%
Ivy Government Securities Fund, Class N	9.9%
Ivy Securian Core Bond Fund, Class N	4.5%
Ivy Corporate Bond Fund, Class N	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

14	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2019

InvestEd Aggressive Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Core Equity Fund, Class N	59	$972
Ivy Emerging Markets Equity Fund, Class N	94	2,003
Ivy Global Bond Fund, Class N	8	79
Ivy Government Securities Fund, Class N	310	1,713
Ivy High Income Fund, Class N	22	160
Ivy International Core Equity Fund, Class N	235	4,175
Ivy Large Cap Growth Fund, Class N	143	3,619
Ivy LaSalle Global Real Estate Fund, Class N	58	644
Ivy Limited-Term Bond Fund, Class N	72	780
Ivy Mid Cap Growth Fund, Class N	75	2,268
Ivy Mid Cap Income Opportunities Fund, Class N	123	1,934
Ivy ProShares MSCI ACWI Index Fund, Class N	435	5,518
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	35	403
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	236	3,118
Ivy Securian Core Bond Fund, Class N	36	391
Ivy Small Cap Core Fund, Class N	8	162
Ivy Small Cap Growth Fund, Class N	34	815
Ivy Value Fund, Class N	148	3,536

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$32,290
(Cost: $30,796)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	57	57

TOTAL SHORT-TERM SECURITIES – 0.2%		$57
(Cost: $57)

TOTAL INVESTMENT SECURITIES – 100.0%		$32,347
(Cost: $30,853)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		8

NET ASSETS – 100.0%		$32,355

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$32,290	$—	$—
Short-Term Securities	57	—	—

Total	$32,347	$—	$—

InvestEd Growth Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Core Equity Fund, Class N	143	$2,343
Ivy Corporate Bond Fund, Class N	44	284
Ivy Emerging Markets Equity Fund, Class N	283	6,037
Ivy Global Bond Fund, Class N	57	569
Ivy Government Securities Fund, Class N	2,441	13,499
Ivy High Income Fund, Class N	202	1,447
Ivy International Core Equity Fund, Class N	686	12,185
Ivy Large Cap Growth Fund, Class N	469	11,903
Ivy LaSalle Global Real Estate Fund, Class N	158	1,745
Ivy Limited-Term Bond Fund, Class N	934	10,149
Ivy Mid Cap Growth Fund, Class N	194	5,858
Ivy Mid Cap Income Opportunities Fund, Class N	372	5,826
Ivy ProShares MSCI ACWI Index Fund, Class N	1,295	16,430
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	102	1,167
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	765	10,112
Ivy Securian Core Bond Fund, Class N	208	2,262
Ivy Small Cap Core Fund, Class N	29	584
Ivy Small Cap Growth Fund, Class N	87	2,065
Ivy Value Fund, Class N	485	11,620

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$116,085
(Cost: $111,609)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	118	118

TOTAL SHORT-TERM SECURITIES – 0.1%		$118
(Cost: $118)

TOTAL INVESTMENT SECURITIES – 99.9%		$116,203
(Cost: $111,727)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		87

NET ASSETS – 100.0%		$116,290

2019	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2019

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$116,085	$—	$—
Short-Term Securities	118	—	—

Total	$116,203	$—	$—

InvestEd Balanced Portfolio

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Core Equity Fund, Class N	64	$1,056
Ivy Corporate Bond Fund, Class N	63	409
Ivy Emerging Markets Equity Fund, Class N	164	3,484
Ivy Global Bond Fund, Class N	82	822
Ivy Government Securities Fund, Class N	2,606	14,410
Ivy High Income Fund, Class N	204	1,462
Ivy International Core Equity Fund, Class N	377	6,699
Ivy Large Cap Growth Fund, Class N	279	7,082
Ivy LaSalle Global Real Estate Fund, Class N	76	839
Ivy Limited-Term Bond Fund, Class N	1,086	11,799
Ivy Mid Cap Growth Fund, Class N	112	3,381
Ivy Mid Cap Income Opportunities Fund, Class N	214	3,363
Ivy ProShares MSCI ACWI Index Fund, Class N	734	9,313
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	55	631
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	505	6,671
Ivy Securian Core Bond Fund, Class N	338	3,673
Ivy Small Cap Core Fund, Class N	11	211
Ivy Small Cap Growth Fund, Class N	45	1,064
Ivy Value Fund, Class N	289	6,916

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$83,285
(Cost: $80,333)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	59	59

TOTAL SHORT-TERM SECURITIES – 0.1%		$59
(Cost: $59)

TOTAL INVESTMENT SECURITIES – 99.9%		$83,344
(Cost: $80,392)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		77

NET ASSETS – 100.0%		$83,421

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$83,285	$—	$—
Short-Term Securities	59	—	—

Total	$83,344	$—	$—

16	ANNUAL REPORT	2019

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2019

InvestEd Conservative Portfolio
AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Core Equity Fund, Class N	25	$411
Ivy Corporate Bond Fund, Class N	92	597
Ivy Emerging Markets Equity Fund, Class N	109	2,331
Ivy Global Bond Fund, Class N	120	1,199
Ivy Government Securities Fund, Class N	3,676	20,328
Ivy High Income Fund, Class N	256	1,828
Ivy International Core Equity Fund, Class N	218	3,868
Ivy Large Cap Growth Fund, Class N	197	5,010
Ivy LaSalle Global Real Estate Fund, Class N	55	612
Ivy Limited-Term Bond Fund, Class N	1,693	18,398
Ivy Mid Cap Growth Fund, Class N	61	1,850
Ivy Mid Cap Income Opportunities Fund, Class N	117	1,840
Ivy ProShares MSCI ACWI Index Fund, Class N	438	5,558
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	54	614
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	399	5,271
Ivy Securian Core Bond Fund, Class N	474	5,159
Ivy Small Cap Core Fund, Class N	10	205
Ivy Small Cap Growth Fund, Class N	17	414
Ivy Value Fund, Class N	204	4,892

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$80,385
(Cost: $78,041)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	100	100

TOTAL SHORT-TERM SECURITIES – 0.1%		$100
(Cost: $100)

TOTAL INVESTMENT SECURITIES – 100.0%		$80,485
(Cost: $78,141)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		23

NET ASSETS – 100.0%		$80,508

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$80,385	$—	$—
Short-Term Securities	100	—	—

Total	$80,485	$—	$—

InvestEd Income Portfolio
AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Core Equity Fund, Class N	18	$290
Ivy Corporate Bond Fund, Class N	86	561
Ivy Emerging Markets Equity Fund, Class N	84	1,791
Ivy Global Bond Fund, Class N	141	1,408
Ivy Government Money Market Fund, Class N	2,784	2,784
Ivy Government Securities Fund, Class N	5,432	30,040
Ivy High Income Fund, Class N	280	2,003
Ivy International Core Equity Fund, Class N	129	2,295
Ivy Large Cap Growth Fund, Class N	197	5,000
Ivy LaSalle Global Real Estate Fund, Class N	52	575
Ivy Limited-Term Bond Fund, Class N	3,745	40,707
Ivy Mid Cap Growth Fund, Class N	38	1,158
Ivy Mid Cap Income Opportunities Fund, Class N	73	1,152
Ivy ProShares MSCI ACWI Index Fund, Class N	457	5,802
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	25	288
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	389	5,143
Ivy Securian Core Bond Fund, Class N	565	6,152
Ivy Small Cap Core Fund, Class N	14	289
Ivy Small Cap Growth Fund, Class N	12	292
Ivy Value Fund, Class N	204	4,883

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$112,613
(Cost: $109,943)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.1%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	73	73

TOTAL SHORT-TERM SECURITIES – 0.1%		$73
(Cost: $73)

TOTAL INVESTMENT SECURITIES – 100.0%		$112,686
(Cost: $110,016)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		23

NET ASSETS – 100.0%		$112,709

2019	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	INVESTED PORTFOLIOS (in thousands)

DECEMBER 31, 2019

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$112,613	$—	$—
Short-Term Securities	73	—	—

Total	$112,686	$—	$—

InvestEd Fixed Income Portfolio
AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Corporate Bond Fund, Class N	20	$130
Ivy Government Money Market Fund, Class N	5,301	5,301
Ivy Government Securities Fund, Class N	934	5,168
Ivy Limited-Term Bond Fund, Class N	3,574	38,850
Ivy Securian Core Bond Fund, Class N	215	2,338

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$51,787
(Cost: $51,560)

SHORT-TERM SECURITIES
Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 1.550%	124	124

TOTAL SHORT-TERM SECURITIES – 0.2%		$124
(Cost: $124)

TOTAL INVESTMENT SECURITIES – 99.9%		$51,911
(Cost: $51,684)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		66

NET ASSETS – 100.0%		$51,977

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2019.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2019. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$51,787	$—	$—
Short-Term Securities	124	—	—

Total	$51,911	$—	$—

See accompanying Notes to Financial Statements.

18	ANNUAL REPORT	2019

STATEMENTS OF ASSETS AND LIABILITIES	INVESTED PORTFOLIOS

AS OF DECEMBER 31, 2019

(In thousands, except per share amounts)	InvestEd Aggressive Portfolio		InvestEd Growth Portfolio		InvestEd Balanced Portfolio		InvestEd Conservative Portfolio		InvestEd Income Portfolio		InvestEd Fixed Income Portfolio
ASSETS
Investments in unaffiliated securities at value+	$57		$118		$59		$100		$73		$124
Investments in affiliated mutual funds at market value+	32,290		116,085		83,285		80,385		112,613		51,787
Investments at Market Value	32,347		116,203		83,344		80,485		112,686		51,911
Investment securities sold receivable	—		83		44		—		68		182
Dividends and interest receivable	—	*	—	*	—	*	—	*	—	*	—	*
Capital shares sold receivable	111		141		68		57		23		54
Receivable from affiliates	—		2		2		1		—		—
Total Assets	32,458		116,429		83,458		80,543		112,777		52,147

LIABILITIES
Investment securities purchased payable	103		—		—		35		—		—
Capital shares redeemed payable	—	*	139		37		—		67		169
Distribution and service fees payable	—	*	—		—		—		1		1
Total Liabilities	103		139		37		35		68		170
Total Net Assets	$32,355		$116,290		$83,421		$80,508		$112,709		$51,977

NET ASSETS
Capital paid in (shares authorized – unlimited)	$29,294		$105,728		$76,506		$75,384		$106,229		$50,661
Accumulated earnings gain	3,061		10,562		6,915		5,124		6,480		1,316
Total Net Assets	$32,355		$116,290		$83,421		$80,508		$112,709		$51,977

CAPITAL SHARES OUTSTANDING	2,839		10,089		7,919		7,080		10,607		5,062

NET ASSET VALUE PER SHARE	$11.40		$11.53		$10.53		$11.37		$10.63		$10.27

+COST
Investments in unaffiliated securities at cost	$57		$118		$59		$100		$73		$124
Investments in affiliated mutual funds at cost	30,796		111,609		80,333		78,041		109,943		51,560

* Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	19

STATEMENTS OF OPERATIONS	INVESTED PORTFOLIOS

FOR THE YEAR ENDED DECEMBER 31, 2019

(In thousands)	InvestEd Aggressive Portfolio	InvestEd Growth Portfolio	InvestEd Balanced Portfolio	InvestEd Conservative Portfolio	InvestEd Income Portfolio	InvestEd Fixed Income Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual funds	$578	$2,401	$1,766	$1,795	$2,485	$1,146
Interest and amortization from unaffiliated securities	2	10	6	6	8	14
Total Investment Income	580	2,411	1,772	1,801	2,493	1,160

EXPENSES
Distribution and service fees	68	297	203	195	270	124
Net Investment Income	512	2,114	1,569	1,606	2,223	1,036

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	245	1,471	931	704	645	238
Distributions of realized capital gains from affiliated mutual funds	816	2,575	1,496	1,009	961	7
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	4,118	16,398	9,339	6,811	6,838	806
Net Realized and Unrealized Gain	5,179	20,444	11,766	8,524	8,444	1,051
Net Increase in Net Assets Resulting from Operations	$5,691	$22,558	$13,335	$10,130	$10,667	$2,087

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2019

STATEMENTS OF CHANGES IN NET ASSETS	INVESTED PORTFOLIOS

	InvestEd Aggressive Portfolio		InvestEd Growth Portfolio		InvestEd Balanced Portfolio
(In thousands)	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$512	$320	$2,114	$2,084	$1,569	$1,455
Net realized gain on investments	1,061	1,018	4,046	5,571	2,427	2,551
Net change in unrealized appreciation (depreciation)	4,118	(3,015)	16,398	(14,525)	9,339	(7,562)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,691	(1,677)	22,558	(6,870)	13,335	(3,556)
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(1,343)	(469)	(7,717)	(16,389)	(4,035)	(12,129)
Total Distributions to Shareholders	(1,343)	(469)	(7,717)	(16,389)	(4,035)	(12,129)
Capital Share Transactions	6,906	5,778	(13,437)	985	(2,216)	9,949
Net Increase (Decrease) in Net Assets	11,254	3,632	1,404	(22,274)	7,084	(5,736)
Net Assets, Beginning of Period	21,101	17,469	114,886	137,160	76,337	82,073
Net Assets, End of Period	$32,355	$21,101	$116,290	$114,886	$83,421	$76,337

	InvestEd Conservative Portfolio		InvestEd Income Portfolio		InvestEd Fixed Income Portfolio
(In thousands)	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18	Year ended 12-31-19	Year ended 12-31-18
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,606	$1,647	$2,223	$2,068	$1,036	$906
Net realized gain (loss) on investments	1,713	1,544	1,606	1,070	245	(154)
Net change in unrealized appreciation (depreciation)	6,811	(5,149)	6,838	(4,539)	806	(366)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,130	(1,958)	10,667	(1,401)	2,087	386
Distributions to Shareholders From:
Accumulated earnings
(combined net investment income and net realized gains)	(1,647)	(1,605)	(3,150)	(1,266)	(906)	(273)
Total Distributions to Shareholders	(1,647)	(1,605)	(3,150)	(1,266)	(906)	(273)
Capital Share Transactions	(3,368)	(8,853)	4,865	6,471	4,102	2,307
Net Increase (Decrease) in Net Assets	5,115	(12,416)	12,382	3,804	5,283	2,420
Net Assets, Beginning of Period	75,393	87,809	100,327	96,523	46,694	44,274
Net Assets, End of Period	$80,508	$75,393	$112,709	$100,327	$51,977	$46,694

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	21

FINANCIAL HIGHLIGHTS	INVESTED PORTFOLIOS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
InvestEd Aggressive Portfolio
Year ended 12-31-2019	$9.56	$0.21		$2.13	$2.34	$(0.12)	$(0.38)	$(0.50)
Year ended 12-31-2018	10.54	0.17		(0.93)	(0.76)	(0.06)	(0.16)	(0.22)
Year ended 12-31-2017(4)	10.00	0.08		0.46	0.54	—	—	—

InvestEd Growth Portfolio
Year ended 12-31-2019	10.19	0.20		1.95	2.15	(0.22)	(0.59)	(0.81)
Year ended 12-31-2018	12.61	0.20		(0.93)	(0.73)	(0.12)	(1.57)	(1.69)
Year ended 12-31-2017	10.80	0.10		2.26	2.36	(0.01)	(0.54)	(0.55)
Year ended 12-31-2016	11.71	0.00	*	0.25	0.25	(0.03)	(1.13)	(1.16)
Year ended 12-31-2015	13.13	0.03		0.11	0.14	(0.05)	(1.51)	(1.56)

InvestEd Balanced Portfolio
Year ended 12-31-2019	9.38	0.20		1.48	1.68	(0.19)	(0.34)	(0.53)
Year ended 12-31-2018	11.65	0.21		(0.72)	(0.51)	(0.18)	(1.58)	(1.76)
Year ended 12-31-2017	10.76	0.10		1.68	1.78	(0.13)	(0.76)	(0.89)
Year ended 12-31-2016	11.44	0.06		0.20	0.26	(0.10)	(0.84)	(0.94)
Year ended 12-31-2015	12.38	0.11		(0.03)	0.08	(0.15)	(0.87)	(1.02)

InvestEd Conservative Portfolio
Year ended 12-31-2019	10.19	0.23		1.19	1.42	(0.24)	—	(0.24)
Year ended 12-31-2018	10.68	0.21		(0.48)	(0.27)	(0.22)	—	(0.22)
Year ended 12-31-2017	10.16	0.15		0.75	0.90	(0.14)	(0.24)	(0.38)
Year ended 12-31-2016	10.39	0.11		0.23	0.34	(0.13)	(0.44)	(0.57)
Year ended 12-31-2015	11.46	0.16		(0.31)	(0.15)	(0.21)	(0.71)	(0.92)

InvestEd Income Portfolio
Year ended 12-31-2019	9.90	0.22		0.81	1.03	(0.20)	(0.10)	(0.30)
Year ended 12-31-2018	10.16	0.21		(0.35)	(0.14)	(0.07)	(0.05)	(0.12)
Year ended 12-31-2017(4)	10.00	0.07		0.09	0.16	—	—	—

InvestEd Fixed Income Portfolio
Year ended 12-31-2019	10.01	0.21		0.23	0.44	(0.18)	—	(0.18)
Year ended 12-31-2018	10.00	0.20		(0.13)	0.07	(0.06)	—	(0.06)
Year ended 12-31-2017(4)	10.00	0.06		(0.06)	(0.00 *)	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Portfolios invest.

(4)	For the period from September 18, 2017 (commencement of operations of the Portfolio) through December 31, 2017.

(5)	Annualized.

.

22	ANNUAL REPORT	2019

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets(3)		Ratio of Net Investment Income to Average Net Assets(3)		Portfolio Turnover Rate
InvestEd Aggressive Portfolio
Year ended 12-31-2019	$11.40	24.52%	$32	0.25%		1.89%		10%
Year ended 12-31-2018	9.56	-7.21	21	0.25		1.57		23
Year ended 12-31-2017(4)	10.54	5.40	17	0.25	(5)	2.71	(5)	17

InvestEd Growth Portfolio
Year ended 12-31-2019	11.53	21.21	116	0.25		1.78		16
Year ended 12-31-2018	10.19	-5.85	115	0.25		1.59		34
Year ended 12-31-2017	12.61	21.84	137	0.25		0.84		116
Year ended 12-31-2016	10.80	2.01	136	0.25		0.04		24
Year ended 12-31-2015	11.71	1.16	142	0.25		0.22		17

InvestEd Balanced Portfolio
Year ended 12-31-2019	10.53	18.00	83	0.25		1.93		18
Year ended 12-31-2018	9.38	-4.41	76	0.25		1.79		39
Year ended 12-31-2017	11.65	16.60	82	0.25		0.86		73
Year ended 12-31-2016	10.76	2.17	166	0.25		0.53		25
Year ended 12-31-2015	11.44	0.72	162	0.25		0.84		15

InvestEd Conservative Portfolio
Year ended 12-31-2019	11.37	13.92	81	0.25		2.05		16
Year ended 12-31-2018	10.19	-2.52	75	0.25		1.98		43
Year ended 12-31-2017	10.68	8.82	88	0.25		1.45		110
Year ended 12-31-2016	10.16	3.23	114	0.25		1.03		64
Year ended 12-31-2015	10.39	-1.29	103	0.25		1.41		34

InvestEd Income Portfolio
Year ended 12-31-2019	10.63	10.47	113	0.25		2.06		14
Year ended 12-31-2018	9.90	-1.32	100	0.25		2.08		42
Year ended 12-31-2017(4)	10.16	1.60	97	0.25	(5)	2.40	(5)	19

InvestEd Fixed Income Portfolio
Year ended 12-31-2019	10.27	4.39	52	0.25		2.08		27
Year ended 12-31-2018	10.01	0.68	47	0.25		1.99		75
Year ended 12-31-2017(4)	10.00	—	44	0.25	(5)	1.96	(5)	23

See Accompanying Notes to Financial Statements.

2019	ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS	INVESTED PORTFOLIOS

DECEMBER 31, 2019

1.	ORGANIZATION

The Ivy InvestEd 529 Plan (“InvestEd Plan”) was established under the Arizona Family College Savings Program (the “Program”). InvestEd Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940 as an open-end management investment company. The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code. InvestEd Plan is offered to Arizona residents and nationally. InvestEd Plan accounts are held in the name and for the benefit of the Arizona Commission for Post-Secondary Education in its capacity as Trustee of the Family College Savings Program Trust Fund (“Trust Fund”). An investment in the Program constitutes a purchase of an interest in the Trust Fund, a municipal fund security. The Trust Fund invests in the Trust and other investment options. InvestEd Aggressive Portfolio, InvestEd Growth Portfolio, InvestEd Balanced Portfolio, InvestEd Conservative Portfolio, InvestEd Income Portfolio and InvestEd Fixed Income Portfolio (each, a “Portfolio”) are series of the Trust. The assets belonging to each Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets.

Accounts opened through the InvestEd Plan are not insured by the State of Arizona, the Trust Fund, the Arizona Commission for Post Secondary Education, or any other governmental entity, Waddell & Reed, Inc. (“W&R”), or any affiliated or related party and neither the principal invested nor the investment return is guaranteed by any of the above referenced parties. InvestEd Plan accounts are subject to the Federal tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified to comply with such changes.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Concentration of Market and Credit Risk. Because the Portfolio invests substantially all of its assets in Ivy Funds mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those

24	ANNUAL REPORT	2019

counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The London Interbank Offered Rate “LIBOR” is an indicative measure of the average interest rate at which major global banks could borrow from one another. LIBOR is quoted in multiple currencies and multiple time frames using data reported by private-sector banks. LIBOR is used extensively in the United States and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds and loans, floating rate mortgages, asset-backed securities, consumer loans, and interest rate swaps and other derivatives.

It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR’s regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market.

Management believes that, with respect to any significant investments by an Underlying Fund in instruments linked to LIBOR, the impact on investments and discontinuation of LIBOR may represent a significant risk.

However, management acknowledges that the anticipated transition away from LIBOR will occur after 2021 and certain of the current investments will mature prior to that time. Furthermore, the ways in which LIBOR’s discontinuation potentially could impact an Underlying Fund’s investments is not fully known. The extent of that impact may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments.

In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by an Underlying Fund, or (iii) reduced effectiveness of related Underlying Fund transactions, such as hedging.

As the impacts of the transition become clearer during the next year, Management will be evaluating the impacts of these changes.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Ivy Funds family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Short-term debt securities are valued at amortized cost, which approximates value.

2019	ANNUAL REPORT	25

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities. Investments in registered open-end investment management companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Short-term Investments. Short-term investments having a maturity of 60 days or less are valued based on quotes that are obtained from an independent pricing service authorized by the Board. These investments are categorized as Level 2 of the fair value hierarchy.

4.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands)

Under a Distribution and Service Plan for each Portfolio’s shares adopted by the Trust pursuant to Rule 12b–1 under the Investment Company Act of 1940, each Portfolio pays a distribution and/or service fee to W&R in an amount not to exceed 0.25% of each Portfolio’s average annual net assets. The fee is paid to compensate W&R for amounts it expends in connection with the distribution of the shares and/or provision of personal services to Portfolio shareholders and/or maintenance of shareholder accounts. All other Portfolio expenses are borne by Ivy Investment Management Company (“IICO”), an affiliate of W&R.

IICO serves as each Portfolio’s investment adviser. The Portfolios pay no management fees; however, IICO receives management fees from the underlying Ivy Funds. Each Portfolio pays advisory fees to IICO indirectly, as shareholders in the Underlying Funds. Likewise, each Portfolio indirectly pays other expenses related to the daily operations of the Underlying Funds.

As principal underwriter for each Portfolio’s shares, W&R receives sales commissions (which are not an expense of the Portfolios) for each Portfolio’s shares. A contingent deferred sales charge (“CDSC”) may be assessed against a shareholder’s redemption amount and paid to W&R. During the year ended December 31, 2019, W&R received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC		Commissions Paid(1)
InvestEd Aggressive Portfolio	$76	$—	*	$53
InvestEd Growth Portfolio	96	1		72
InvestEd Balanced Portfolio	58	—	*	45
InvestEd Conservative Portfolio	46	—	*	35
InvestEd Income Portfolio	52	—	*	35
InvestEd Fixed Income Portfolio	19	1		11

*	Not shown due to rounding

(1)	W&R reallowed/paid this portion of the sales charge to financial advisors and selling broker dealers.

26	ANNUAL REPORT	2019

5.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

For the year ended December 31, 2019, the cost of purchases and the proceeds from maturities and sales of investments securities, other than U.S. Government and short-term securities were as follows:

	Purchases	Sales
InvestEd Aggressive Portfolio	$9,647	$2,765
InvestEd Growth Portfolio	18,457	34,916
InvestEd Balanced Portfolio	14,605	17,808
InvestEd Conservative Portfolio	12,683	15,093
InvestEd Income Portfolio	19,711	14,810
InvestEd Fixed Income Portfolio	17,678	13,472

6.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	InvestEd Aggressive Portfolio				InvestEd Growth Portfolio
	Year ended 12-31-19		Year ended 12-31-18		Year ended 12-31-19		Year ended 12-31-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	706	$7,664	611	$6,484	1,089	$12,410	1,201	$15,134
Shares issued in reinvestment of distributions to shareholders	119	1,343	49	469	675	7,717	1,597	16,370
Shares redeemed	(193)	(2,101)	(110)	(1,175)	(2,946)	(33,564)	(2,407)	(30,519)
Net increase (decrease)	632	$6,906	550	$5,778	(1,182)	$(13,437)	391	$985

	InvestEd Balanced Portfolio				InvestEd Conservative Portfolio
	Year ended 12-31-19		Year ended 12-31-18		Year ended 12-31-19		Year ended 12-31-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,132	$22,057	2,116	$24,718	2,425	$26,713	2,393	$25,613
Shares issued in reinvestment of distributions to shareholders	385	4,035	1,288	12,116	145	1,647	157	1,604
Shares redeemed	(2,740)	(28,308)	(2,307)	(26,885)	(2,889)	(31,728)	(3,370)	(36,070)
Net increase (decrease)	(223)	$(2,216)	1,097	$9,949	(319)	$(3,368)	(820)	$(8,853)

	InvestEd Income Portfolio				InvestEd Fixed Income Portfolio
	Year ended 12-31-19		Year ended 12-31-18		Year ended 12-31-19		Year ended 12-31-18
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,120	$32,727	3,332	$33,814	2,163	$22,248	1,986	$19,743
Shares issued in reinvestment of distributions to shareholders	297	3,150	128	1,265	88	904	27	273
Shares redeemed	(2,949)	(31,012)	(2,818)	(28,608)	(1,852)	(19,050)	(1,778)	(17,709)
Net increase	468	$4,865	642	$6,471	399	$4,102	235	$2,307

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended December 31, 2019.

2019	ANNUAL REPORT	27

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2019 follows:

	12-31-18 Share Balance		Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)		Distributions Received		12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Aggressive Portfolio
Ivy Core Equity Fund, Class N	68		$321	$442	$93		$11		59	$972	$162
Ivy Corporate Bond Fund, Class N	—	*	—	1	—	*	—		N/A	N/A	—
Ivy Emerging Markets Equity Fund, Class N	81		487	217	19		22		94	2,003	316
Ivy Global Bond Fund, Class N	6		22	2	—	*	1		8	79	3
Ivy Government Securities Fund, Class N	233		468	45	2		29		310	1,713	49
Ivy High Income Fund, Class N	16		51	4	—	*	10		22	160	5
Ivy International Core Equity Fund, Class N	192		1,021	262	19		112		235	4,175	470
Ivy Large Cap Growth Fund, Class N	101		1,171	121	361		60		143	3,619	451
Ivy LaSalle Global Real Estate Fund, Class N	43		191	20	13		26		58	644	54
Ivy Limited-Term Bond Fund, Class N	52		226	18	—	*	16		72	780	13
Ivy Mid Cap Growth Fund, Class N	54		695	75	107		16		75	2,268	414
Ivy Mid Cap Income Opportunities Fund, Class N	113		448	257	41		32		123	1,934	321
Ivy ProShares MSCI ACWI Index Fund, Class N	287		1,800	72	11		87		435	5,518	851
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	57		136	357	20		8		35	403	54
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	156		1,127	144	53		63		236	3,118	463
Ivy Securian Core Bond Fund, Class N	27		107	12	2		13		36	391	14
Ivy Small Cap Core Fund, Class N	6		39	3	2		—	*	8	162	25
Ivy Small Cap Growth Fund, Class N	23		293	17	41		—		34	815	80
Ivy Value Fund, Class N	124		1,044	452	277		72		148	3,536	373
					$1,061		$578			$32,290	$4,118

See footnotes on page 33.

28	ANNUAL REPORT	2019

	12-31-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Growth Portfolio
Ivy Core Equity Fund, Class N	285	$421	$2,653	$203	$27	143	$2,343	$675
Ivy Corporate Bond Fund, Class N	51	29	77	1	9	44	284	25
Ivy Emerging Markets Equity Fund, Class N	338	612	1,705	(77)	68	283	6,037	1,257
Ivy Global Bond Fund, Class N	64	73	140	— *	13	57	569	32
Ivy Government Securities Fund, Class N	2,744	1,611	3,152	132	276	2,441	13,499	413
Ivy High Income Fund, Class N	213	257	343	(8)	105	202	1,447	66
Ivy International Core Equity Fund, Class N	887	1,173	4,775	(243)	334	686	12,185	2,178
Ivy Large Cap Growth Fund, Class N	464	2,916	2,521	1,474	202	469	11,903	1,809
Ivy LaSalle Global Real Estate Fund, Class N	173	249	409	44	76	158	1,745	210
Ivy Limited-Term Bond Fund, Class N	1,019	1,442	2,318	46	250	934	10,149	176
Ivy Mid Cap Growth Fund, Class N	218	763	1,230	442	42	194	5,858	1,341
Ivy Mid Cap Income Opportunities Fund, Class N	476	469	1,754	250	111	372	5,826	1,095
Ivy ProShares MSCI ACWI Index Fund, Class N	1,327	3,061	3,218	220	290	1,295	16,430	3,012
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	281	194	2,037	99	29	102	1,167	221
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	736	2,887	2,298	403	230	765	10,112	1,641
Ivy Securian Core Bond Fund, Class N	235	270	558	9	88	208	2,262	115
Ivy Small Cap Core Fund, Class N	34	57	130	12	1	29	584	116
Ivy Small Cap Growth Fund, Class N	109	305	812	131	—	87	2,065	375
Ivy Value Fund, Class N	559	1,668	3,315	908	250	485	11,620	1,641
				$4,046	$2,401		$116,085	$16,398

See footnotes on page 33.

2019	ANNUAL REPORT	29

	12-31-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received		12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Balanced Portfolio
Ivy Core Equity Fund, Class N	134	$258	$1,350	$89	$12		64	$1,056	$317
Ivy Corporate Bond Fund, Class N	67	51	78	1	12		63	409	34
Ivy Emerging Markets Equity Fund, Class N	177	454	699	6	39		164	3,484	641
Ivy Global Bond Fund, Class N	84	122	137	— *	18		82	822	42
Ivy Government Securities Fund, Class N	2,668	2,040	2,298	89	279		2,606	14,410	446
Ivy High Income Fund, Class N	196	287	230	(1)	101		204	1,462	54
Ivy International Core Equity Fund, Class N	437	880	1,876	(3)	182		377	6,699	985
Ivy Large Cap Growth Fund, Class N	269	1,444	1,074	810	120		279	7,082	1,092
Ivy LaSalle Global Real Estate Fund, Class N	76	139	136	18	36		76	839	93
Ivy Limited-Term Bond Fund, Class N	1,078	1,919	1,807	36	275		1,086	11,799	204
Ivy Mid Cap Growth Fund, Class N	135	401	910	274	24		112	3,381	796
Ivy Mid Cap Income Opportunities Fund, Class N	284	426	1,275	174	63		214	3,363	616
Ivy ProShares MSCI ACWI Index Fund, Class N	654	2,242	1,231	81	159		734	9,313	1,611
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	111	123	688	37	14		55	631	98
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	466	1,695	1,114	210	148		505	6,671	1,095
Ivy Securian Core Bond Fund, Class N	347	522	618	14	137		338	3,673	173
Ivy Small Cap Core Fund, Class N	11	28	34	4	—	*	11	211	39
Ivy Small Cap Growth Fund, Class N	45	190	183	59	—		45	1,064	155
Ivy Value Fund, Class N	280	1,384	1,139	529	147		289	6,916	848
				$2,427	$1,766			$83,285	$9,339

See footnotes on page 33.

30	ANNUAL REPORT	2019

	12-31-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received		12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Conservative Portfolio
Ivy Core Equity Fund, Class N	78	$124	$963	$31	$5		25	$411	$182
Ivy Corporate Bond Fund, Class N	98	64	104	1	17		92	597	49
Ivy Emerging Markets Equity Fund, Class N	86	764	296	9	26		109	2,331	359
Ivy Global Bond Fund, Class N	123	153	176	— *	27		120	1,199	63
Ivy Government Securities Fund, Class N	3,769	2,458	2,853	94	390		3,676	20,328	635
Ivy High Income Fund, Class N	246	324	257	(3)	125		256	1,828	70
Ivy International Core Equity Fund, Class N	260	486	1,203	(13)	106		218	3,868	595
Ivy Large Cap Growth Fund, Class N	209	889	1,068	595	85		197	5,010	815
Ivy LaSalle Global Real Estate Fund, Class N	55	88	87	13	26		55	612	68
Ivy Limited-Term Bond Fund, Class N	1,683	2,599	2,442	42	424		1,693	18,398	322
Ivy Mid Cap Growth Fund, Class N	93	220	963	212	13		61	1,850	468
Ivy Mid Cap Income Opportunities Fund, Class N	166	234	833	111	35		117	1,840	339
Ivy ProShares MSCI ACWI Index Fund, Class N	389	1,264	650	44	94		438	5,558	965
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	54	80	75	5	11		54	614	74
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	387	1,052	814	156	117		399	5,271	894
Ivy Securian Core Bond Fund, Class N	488	637	780	13	190		474	5,159	242
Ivy Small Cap Core Fund, Class N	11	26	32	4	—	*	10	205	38
Ivy Small Cap Growth Fund, Class N	17	70	68	23	—		17	414	61
Ivy Value Fund, Class N	187	1,151	725	376	104		204	4,892	572
				$1,713	$1,795			$80,385	$6,811

See footnotes on page 33.

2019	ANNUAL REPORT	31

	12-31-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Income Portfolio
Ivy Core Equity Fund, Class N	34	$82	$345	$25	$3	18	$290	$83
Ivy Corporate Bond Fund, Class N	87	68	68	2	16	86	561	44
Ivy Emerging Markets Equity Fund, Class N	57	694	146	10	20	84	1,791	253
Ivy Global Bond Fund, Class N	135	190	127	2	31	141	1,408	70
Ivy Government Money Market Fund, Class N	2,521	484	221	—	46	2,784	2,784	—
Ivy Government Securities Fund, Class N	5,206	3,851	2,526	104	567	5,432	30,040	969
Ivy High Income Fund, Class N	252	391	187	3	135	280	2,003	68
Ivy International Core Equity Fund, Class N	203	430	1,762	(93)	63	129	2,295	516
Ivy Large Cap Growth Fund, Class N	184	993	605	562	85	197	5,000	768
Ivy LaSalle Global Real Estate Fund, Class N	49	93	54	13	24	52	575	60
Ivy Limited-Term Bond Fund, Class N	3,484	6,040	3,176	63	924	3,745	40,707	734
Ivy Mid Cap Growth Fund, Class N	82	213	1,296	181	8	38	1,158	373
Ivy Mid Cap Income Opportunities Fund, Class N	146	240	1,191	107	23	73	1,152	256
Ivy ProShares MSCI ACWI Index Fund, Class N	303	2,270	451	40	95	457	5,802	881
Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class N	47	66	286	21	6	25	288	39
Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class N	310	1,589	580	134	111	389	5,143	811
Ivy Securian Core Bond Fund, Class N	543	833	581	28	224	565	6,152	270
Ivy Small Cap Core Fund, Class N	14	41	33	6	1	14	289	52
Ivy Small Cap Growth Fund, Class N	12	55	35	17	—	12	292	40
Ivy Value Fund, Class N	180	1,088	494	381	103	204	4,883	551
				$1,606	$2,485		$112,613	$6,838

See footnotes on page 33.

32	ANNUAL REPORT	2019

	12-31-18 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)(1)	Distributions Received	12-31-19 Share Balance	12-31-19 Value	Net Change in Unrealized Appreciation
InvestEd Fixed Income Portfolio
Ivy Corporate Bond Fund, Class N	19	$46	$40	$1	$4	20	$130	$9
Ivy Government Money Market Fund, Class N	4,700	1,958	1,356	—	87	5,301	5,301	—
Ivy Government Securities Fund, Class N	883	1,725	1,407	37	97	934	5,168	144
Ivy Limited-Term Bond Fund, Class N	3,279	13,125	9,750	193	874	3,574	38,850	556
Ivy Securian Core Bond Fund, Class N	202	824	681	14	84	215	2,338	97
				$245	$1,146		$51,787	$806

*	Not shown due to rounding.

(1)	Included in Realized Gain/Loss, if applicable, are distributions from capital gains from the underlying securities.

9.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2019 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
InvestEd Aggressive Portfolio	$30,857	$1,798	$308	$1,490
InvestEd Growth Portfolio	111,788	5,925	1,510	4,415
InvestEd Balanced Portfolio	80,425	3,783	864	2,919
InvestEd Conservative Portfolio	78,171	2,864	550	2,314
InvestEd Income Portfolio	110,028	3,040	382	2,658
InvestEd Fixed Income Portfolio	51,695	216	—	216

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2019 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
InvestEd Aggressive Portfolio	$687	$884	$—	$—	$—
InvestEd Growth Portfolio	2,505	3,643	—	—	—
InvestEd Balanced Portfolio	1,859	2,138	—	—	—
InvestEd Conservative Portfolio	1,806	1,004	—	—	—
InvestEd Income Portfolio	2,569	1,254	—	—	—
InvestEd Fixed Income Portfolio	1,097	3	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

2019	ANNUAL REPORT	33

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2019 and 2018 were as follows:

	December 31, 2019		December 31, 2018
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
InvestEd Aggressive Portfolio	$481	$862	$179	$290
InvestEd Growth Portfolio	3,756	3,961	3,143	13,246
InvestEd Balanced Portfolio	2,103	1,932	2,864	9,265
InvestEd Conservative Portfolio	1,647	—	1,605	—
InvestEd Income Portfolio	2,253	897	783	483
InvestEd Fixed Income Portfolio	906	—	273	—

(1)	Includes short-term capital gains distributed, if any.

34	ANNUAL REPORT	2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	INVESTED PORTFOLIOS

To the Shareholders and Board of Trustees of InvestEd Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of InvestEd Portfolios (the “Funds”), comprising the InvestEd Aggressive Portfolio, InvestEd Growth Portfolio, InvestEd Balanced Portfolio, InvestEd Conservative Portfolio, InvestEd Income Portfolio and InvestEd Fixed Income Portfolio, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio; the related statements of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2019, 2018, and the period from September 18, 2017 (commencement of operations) through December 31, 2017, for InvestEd Aggressive Portfolio, InvestEd Income Portfolio and InvestEd Fixed Income Portfolio; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of InvestEd Growth Portfolio, InvestEd Balanced Portfolio and InvestEd Conservative Portfolio as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of InvestEd Aggressive Portfolio, InvestEd Income Portfolio and InvestEd Fixed Income Portfolio as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2019, 2018, and for the period from September 18, 2017 (commencement of operations) through December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Kansas City, Missouri

February 14, 2020

We have served as the auditor of one or more Waddell & Reed investment companies since 1997.

2019	ANNUAL REPORT	35

INCOME TAX INFORMATION	INVESTED PORTFOLIOS

AMOUNTS NOT ROUNDED (UNAUDITED)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code.

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

InvestEd Aggressive Portfolio	$862,351
InvestEd Growth Portfolio	3,961,032
InvestEd Balanced Portfolio	1,932,150
InvestEd Conservative Portfolio	—
InvestEd Income Portfolio	897,101
InvestEd Fixed Income Portfolio	—

These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

36	ANNUAL REPORT	2019

BOARD OF TRUSTEES AND OFFICERS	INVESTED PORTFOLIOS

(UNAUDITED)

Each of the individuals listed below serves as a trustee for the Trust (6 portfolios), and for the rest of the funds within the Fund Complex, which also includes, in addition to the Trust, the Ivy Funds (45 portfolios), the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and Ivy Variable Insurance Portfolios (“Ivy VIP”) (28 portfolios).

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (“Disinterested Trustees”) constitute at least 75% of the Board.

Joseph Harroz, Jr. serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (the “SAI”) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.923.3355. It is also available on the Ivy Investments website, www.ivyinvestments.com.

DISINTERESTED TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2001	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company – Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015).	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, PatientsVoices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2017	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (food franchise) (2016 to present).	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	37

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2001 2015	Interim President (2019 to present), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, Ivy Funds, (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, IVH (2013 to present) (1 portfolio overseen).

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2017	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to 2019); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place, Suite 900 Kansas City, MO 64112 1953	Trustee	2001	Shareholder/Director, Polsinelli PC (law firm) (1980 to present).	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, IVH (2017 to present) (1 portfolio overseen).

38	ANNUAL REPORT	2019

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2017	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2017	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP, (2017 to present) (28 portfolios overseen); Trustee, Ivy Funds (1999 to present) (45 portfolios overseen); Trustee, IVH, (2013 to present) (1 portfolio overseen).

INTERESTED TRUSTEES

Messrs. Herrmann and Sanders are “interested” by virtue of their current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly-owned subsidiaries, including each Fund’s investment manager, Ivy Investment Management Company (“IICO”), each Fund’s principal underwriter, Ivy Distributors, Inc. (“IDI”), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), a subsidiary of Waddell & Reed, Inc. (“Waddell & Reed”), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD

Henry J. Herrmann 1942	Trustee	2001	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly, Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	Director, WDR, (1998 to present), Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, Ivy Funds (1998 to present) (45 portfolios overseen); Trustee, IVH (2013 to present) (1 portfolio overseen).

Philip J. Sanders 1959	Trustee	2019	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President of each of the funds in the Fund Complex (2016 to present); CIO, WDR (2011-2019); CIO, IICO (2010-2019).	Trustee, NextShares (2019); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, IVH (2019 to present) (1 portfolio overseen).

2019	ANNUAL REPORT	39

OFFICERS

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Jennifer K. Dulski 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and IDI (2018 to present).

Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer	2009 2009 2009	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present).

Philip J. Sanders** 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Funds Complex (2016 to present); CIO of WDR (2011 to present); CIO of IICO (2010-2019) and WRIMCO (2010-2018).

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018).

Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-present).

*	This is the date when the Officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).
**	Mr. Sanders was Vice President of other trusts within the Fund Complex since 1998, until his appointment as President in August 2016.

40	ANNUAL REPORT	2019

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT	INVESTED PORTFOLIOS

(UNAUDITED)

At a meeting of the Board of Trustees (the “Board”) of InvestEd Portfolios (the “Trust”) held on August 13th and 14th, 2019, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust.

The Board’s Independent Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the Management Agreement, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO, profitability (including any fall-out benefits) from IICO’s relationship with each series of the Trust (each, a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”), an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2019. They further reviewed these materials extensively among themselves, with their independent legal counsel and the independent fee consultant, and with the other Board members at executive sessions of the Independent Trustees at the August 13-14, 2019 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Management Agreement are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO, taking into account the large amount of materials produced by IICO in response to the 15(c) due diligence requests submitted by independent legal counsel to the Independent Trustees.

The Board also took into account the report from its Investment Oversight Committee (the “IOC”), in light of that committee’s duties to assist the Board in the 15(c) process. The IOC had reported to the Board on its review of the performance of the Funds, IICO’s investment risk management function, and the changes IICO and its affiliates have been undertaking for the Trust and the overall fund complex. As such, the Board examined all of IICO’s activities in light of performance and expense structure, as well as the overall rationalization of the fund complex (both completed and/or proposed), which is designed to provide economies of scale to the shareholders, reduce the Funds’ expenses and enhance the performance of the Funds, particularly in the context of substantial industry change and regulatory developments.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO, as well as the other services provided to the Funds by IICO (e.g., managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and its committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with the Funds

The Board next discussed whether IICO derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency and shareholder servicing fees that Waddell & Reed Services Company (“WISC”), an affiliate of IICO, has provided to the Funds. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. The Board also considered management’s proposal to outsource the transactional processing operations of WISC to a sub-agent for the Funds, which is designed to achieve greater efficiencies and savings for Fund shareholders over time.

2019	ANNUAL REPORT	41

After full consideration of these and other factors, the Board concluded that neither IICO nor any of its affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen. Additionally, in that regard, the Board considered the significant number of initiatives that IICO has undertaken to seek to rationalize the fund complex.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing in particular on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective benchmark index and peer funds for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective benchmark index, the Board recognized that IICO had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation and fee reduction arrangements entered into by IICO in light of the services provided by IICO. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

Independent legal counsel, on behalf of the Independent Trustees, engaged the independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to all funds within the fund complex. The independent fee consultant’s review addressed the following fee-related factors:

1. The nature, extent and quality of IICO’s services to the Funds;

2. Management fees and expenses in the context of performance;

3. Product category expenses, including peers;

4. Profit margins of IICO’s parent from supplying such services;

5. Subadviser and institutional fee analyses; and

6. Possible economies of scale as a Fund grows larger.

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2019, approximately 17% of the Funds were in the top quartile of performance and 29% of the Funds were in the top two quartiles of performance and that short-term performance of such Funds were showing signs of improvement. Specifically, the report noted that 58% of the Funds were in the top two quartiles in the one-year period, and that 28% of all such Funds had improving performance in their one-year period. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO,

42	ANNUAL REPORT	2019

including investment management depth, ability to attract top talent, proactive management, performance-focused culture, economic analysis and an effective trading infrastructure.

The report further indicated that total expenses of the funds in the complex, on average, were 3% over the average total expenses of their respective Broadridge Expense Group peers and 1% under the average total expenses for their Broadridge Expense Universe peers. The net management fees for the Funds were 2% over the average net management fees of their respective Broadridge Expense Group peers and 7% over the average net management fees for their Broadridge Expense Universes. The report also stated that, when compared to expenses from the prior year, net management fees deceased by 1.5%, while total expenses decreased by 1%.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow.

The report also noted that the overall profitability of IICO’s parent relative to other complexes is reasonable.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated Subadvisers and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement.

2019	ANNUAL REPORT	43

ANNUAL PRIVACY NOTICE	INVESTED PORTFOLIOS

(UNAUDITED)

Waddell & Reed, Inc., the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (“Ivy”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Ivy, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Ivy is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Ivy, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Ivy.

Information Collected

In order to tailor available financial products to your specific needs, Ivy may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Ivy may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Ivy may disclose information it collects from applications and other forms, as described above, we at Ivy also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Ivy may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Ivy has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Ivy and your financial advisor leaves Ivy to join a firm that has likewise entered the Protocol, Ivy may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Ivy, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1-888-923-3355 and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

44	ANNUAL REPORT	2019

PROXY VOTING INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures the underlying Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the InvestEd Portfolios and the underlying funds, as applicable, voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

2019	ANNUAL REPORT	45

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	INVESTED PORTFOLIOS

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q and/or Form NPORT-EX. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

46	ANNUAL REPORT	2019

HOUSEHOLDING NOTICE	INVESTED PORTFOLIOS

(UNAUDITED)

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Portfolios) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

•	Call us at 888.923.3355.

•	Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

•	Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

2019	ANNUAL REPORT	47

This page intentionally left blank.

48	ANNUAL REPORT	2019

This page intentionally left blank.

2019	ANNUAL REPORT	49

This page intentionally left blank.

50	ANNUAL REPORT	2019

INVESTED PORTFOLIOS

InvestEd Aggressive Portfolio

InvestEd Growth Portfolio

InvestEd Balanced Portfolio

InvestEd Conservative Portfolio

InvestEd Income Portfolio

InvestEd Fixed Income Portfolio

1.888.923.3355

Visit us online at www.ivyinvestments.com

Before investing, investors should carefully consider the investment objectives, risks, charges and expenses of the IVY InvestEdSM 529 PLAN. This and other important information is contained in the IVY InvestEdSM 529 PLAN Program Overview, IVY InvestEdSM 529 PLAN Account Application, and the prospectuses, or if available, summary prospectuses, all of which may be obtained at ivyinvestments.com or from a financial advisor. Read them carefully before investing.

An investor should also consider, before investing, whether the investor’s or designated beneficiary’s home state offers any state tax or other benefits that are only available for investments in such state’s 529 college savings plan.

2019	ANNUAL REPORT	51

ANN-INVESTED (12/19)

ITEM 2.     CODE OF ETHICS

(a)

As of December 31, 2019, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, James D. Gressett and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2018	$51,000
2019	52,200

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2018	$0
2019	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2018	$21,900
2019	22,560

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2018	$5,406
2019	16,044

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$27,306 and $38,604 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $91,000 and $73,500 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.     SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.     CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.     EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INVESTED PORTFOLIOS

(Registrant)

By:	/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

Date:	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Philip J. Sanders
Philip J. Sanders, Principal Executive Officer

Date:	March 6, 2020

By:	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date:	March 6, 2020